UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K/A


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        May 26, 2006
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                       Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by CalAmp Corp. (the "Company") on June 2, 2006. The only portion of such Form
8-K being amended is Item 9.01 to include the financial statements and pro forma financial information required to be filed thereunder.


ITEM 9.01.     Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

     The audited financial statements of Dataradio Inc. for the year ended July 31, 2005, including the auditors' report thereon of Ernst & Young LLP, are attached hereto as Exhibit 99.1. The amounts in such audited financial statements for the prior year ended July 31, 2004 are presented for comparative purposes only.

     The unaudited consolidated balance sheet of Dataradio Inc. as of January 31, 2006, and the unaudited consolidated statements of income and retained earnings and of cash flows for the six months ended January 31, 2006 and 2005 are attached hereto as Exhibit 99.2.


(b)  Pro forma financial information

     The unaudited pro forma condensed combined balance sheet of CalAmp Corp. and Dataradio Inc. as of February 28, 2006, and the unaudited pro forma condensed combined statement of income of CalAmp Corp. and Dataradio Inc. for the year ended February 28, 2006 are attached hereto as Exhibit 99.3.


(c)  Exhibits

     99.1 Audited financial statements of Dataradio Inc. as of July 31, 2005 and for the year then ended.

     99.2 Unaudited consolidated balance sheet of Dataradio Inc. as of January 31, 2006 and the unaudited consolidated statements of income and retained earnings and of cash flows for the six months ended January 31, 2006 and 2005.

     99.3 Unaudited pro forma condensed combined financial information of CalAmp Corp. and Dataradio Inc. as of February 28, 2006 and for the year then ended.














                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



     August 10, 2006	           By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)